Atty. Doc. No. 2022.001

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE
                     APPLICATION FOR TRADEMARK REGISTRATION

                               PRINCIPAL REGISTER

                            Mark: TRILOGY and Design

                    Class: International Classes 005 and 031

                  TO THE ASSISTANT COMMISSIONER FOR TRADEMARKS

                                    STATEMENT

     Trilogy, a Florida corporation with its principal place of business at 1050 SW Chapman Way, Palm City, FL 34990, has adopted and is using the mark shown in the accompanying drawing as a trademark for the following goods:

               NUTRITIONAL SUPPLEMENTS in International Class 005;
                                       and

               PET FOODS AND SUPPLIES in International Class 031.

     Applicant requests that said mark be registered in the United States Patent and Trademark Office on the Principal Register established by the Trademark Act of July 5, 1946. (15 U.S.C. 1051 et. seq., as amended.)

     The mark was first used by the applicant on the goods for NUTRITIONAL SUPPLEMENTS IN JUNE, 1998; and was first used in INTERSTATE COMMERCE IN JUNE, 1998 ; and is presently in use in such commerce by the Applicant; and

     The mark was first used by the applicant on the goods for pet FOODS AND SUPPLIES FOODS IN JUNE, 1998; and was first used in INTERSTATE COMMERCE IN JUNE, 1998; and is presently in use in such commerce by the Applicant.

     The mark is further used on products, packaging, in brochures and advertising, and in other ways customary to the trade. Three specimens showing the mark as actually used are submitted herewith.


APPLICANT:                                        TRILOGY
                                                  (a Florida corporation)

ADDRESS:                                          1050 SW Chapman Way
                                                  Palm City, Florida 34990

GOODS:                                            NUTRITIONAL SUPPLEMENTS in
                                                  International Class 005.

USE IN COMMERCE:                                  June, 1998

FIRST USE IN
INTERSTATE COMMERCE:                              June, 1998

GOODS:                                            PET FOODS AND SUPPLIES
                                                  International Class 031.

USE IN COMMERCE:                                  June, 1998

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

FIRST USE IN
INTERSTATE COMMERCE:                              June, 1998

ATTORNEYS:                                        Michael A. Slavin
                                                  McHALE & SLAVIN, P.A.
                                                  4440 PGA Blvd.  Suite 402
                                                  Palm Beach Gardens, FL 33410
                                                  (561) 625-6575
                                                      Atty. Docket: 2022.001

                              CORPORATE DECLARATION

     The undersigned, being hereby warned that willful false statements, and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. 1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof of in such near resemblance thereto as to be likely , when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive, and that all statements made of his/her own knowledge are true and all statements made on information and belief are believed to be true.

                                                       Trilogy

DATE:
                                                       Carol Bernardi, President

                              POWER OF ATTORNEY AND
                    DESIGNATION OF ADDRESS FOR CORRESPONDENCE

     Applicant corporation hereby appoints Michael A. Slavin (Patent Reg. No. 34,016), Erik C. Swans on (Agent No. 40,194), and Edward F. McHale of the firm McHALE & SLAVIN, P.A., attorneys at law, duly authorized to practice law in the State of Florida, with full power of substitution and revocation, its attorneys to prosecute this application to register, to transact all business in the Patent and Trademark Office in connection therewith, and to receive the Certificate of Registration; and requests that all correspondence from the Patent and Trademark Office concerning this application be addressed to:

                                Michael A. Slavin
                              McHALE & SLAVIN, P.A.
                            4440 PGA Blvd. Suite 402
                          Palm Beach Gardens, FL 33410
                                (561) 625-6575

                                                       Trilogy

DATE:

                                                       Carol Bernardi, President


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